                                                                   EXHIBIT 10.16


                                VIASYSTEMS, INC.

                                  $400,000,000

                   9-3/4% Senior Subordinated Notes due 2007


                               PURCHASE AGREEMENT


                                                    June 2, 1997


CHASE SECURITIES INC.
NATWEST CAPITAL MARKETS LIMITED
SCHRODER WERTHEIM & CO., INCORPORATED
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York  10017


Ladies and Gentlemen:

                 VIASYSTEMS, INC., a Delaware corporation (the "Company"), proposes to issue and sell $400,000,000 aggregate principal amount of its 9-3/4% Senior Subordinated Notes due 2007 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of June 6, 1997 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The Company hereby confirms its agreement with Chase Securities Inc. ("CSI"), NatWest Capital Markets Limited and Schroder Wertheim & Co. Inc. (together with CSI, the "Initial Purchasers") concerning the purchase of the Securities from the Company by the several Initial Purchasers.

                 The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions therefrom. The Company has prepared a preliminary offering memorandum dated May 14, 1997 (the "Preliminary Offering Memorandum") and a final offering memorandum dated the date hereof (the "Final Offering Memorandum"; and, together with the Preliminary Offering Memorandum, the "Offering Memoranda") setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Final Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Final Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Final Offering

Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

                 Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (the "Exchange Securities") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and
(ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

         In connection with the acquisition of Forward Group PLC ("Forward Group") from an affiliate of Hicks, Muse, Tate & Furst Incorporated, the Company amended and restated its senior credit facility and reorganized its corporate structure to permit the incurrence of a $216.0 million subordinated credit facility (the "Subordinated Credit Facility"). Concurrently with the consummation of the Offering, Chips Holdings, Inc. ("Chips Holding") will merge with and into Viasystems Group, Inc. ("Viasystems Group") and Chips Acquisition, Inc., a wholly-owned subsidiary of Chips Holding, will merge with and into the Company (collectively, the "Chips Merger"). Contemporaneously with the Chips Merger, the Company will enter into a Second Amended and Restated Credit Agreement dated as of June 5, 1997 (the "Senior Credit Facilities") to permit the incurrence of reimbursement obligations assumed by the Company in connection with the Chips Merger and certain other indebtedness (the "Credit Amendment"). The proceeds of the Offering will be applied to repay the Subordinated Credit Facility and certain term loans and revolving loans made under the Senior Credit Facilities. The Chips Merger, the Credit Amendment, the Offering and the application of the proceeds therefrom and each of the related transactions are herein collectively referred to as the "Transactions."

                 Capitalized terms used but not defined herein shall have the meanings given to such terms in the Final Offering Memorandum.

                 1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the several Initial Purchasers that:

                 (a) Each of the Preliminary Offering Memorandum, as of its date, and the Final Offering Memorandum, as of the date hereof and as of the Closing Date (as defined in Section 3) did not (or will not), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum in reliance upon and in conformity with written information furnished to the Company





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         by or on behalf of any Initial Purchaser relating to such Initial
         Purchaser specifically for use therein (the "Initial Purchasers' Information"). The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the last paragraph on the front cover page concerning the terms of the Offering by the Initial Purchasers, the first paragraph of the legends on page "i" concerning over-allotments and the statements relating to the Initial Purchasers in the third, fourth, sixth, seventh, eighth, tenth, and eleventh paragraphs under the heading "Plan of Distribution" in the Preliminary Offering Memorandum and the Final Offering Memorandum.

                 (b) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Final Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                 (c) The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                 (d) On the Closing Date, the authorized capital stock of the Company will consist of 1,000 shares of common stock, $0.01 par value per share, of which 1,000 shares will be issued and outstanding; all of the outstanding shares of capital stock of the Company are duly and validly authorized and issued and fully paid and non-assessable. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (other than liens and security interests created pursuant to the Senior Credit Facilities, the Indenture or applicable law); provided that the Company owns at least 99% of the capital stock of the Forward Group.

                 (e) The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement, the Securities





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         and any other agreement or instrument entered into or to be entered into in connection with the Transactions, contemplated hereby or thereby, including, without limitation, the Agreement and Plan of Merger of Chips Acquisition, Inc. and the Company and the Credit Amendment (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder.

                 (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) to the extent that the enforceability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws or regulations or the public policy underlying such laws or regulations.

                 (g) The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except
         (i) to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) to the extent that the enforceability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws or regulations or the public policy underlying such laws or regulations.

                 (h) The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                 (i) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).





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                 (j)      The Exchange Securities have been duly authorized by
         the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                 (k) Each of the Transaction Documents not referred to in the preceding clauses (f) through (j) has been duly authorized by the Company and, when duly executed, authenticated, issued and delivered will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                 (l) Each Transaction Document that is described in the Final Offering Memorandum conforms in all material respects to the description thereof contained in the Final Offering Memorandum.

                 (m) The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities by the Company and compliance by the Company with the terms thereof and the consummation by the Company and its subsidiaries of the transactions contemplated by the Transaction Documents including, without limitation, the use of the proceeds from the sale of the Securities as described in the Final Offering Memorandum under the caption "Use of Proceeds" do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such conflict, breach, violation, default, lien, charge or encumbrance that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or any material adverse effect on the ability of the Company to perform its obligations under the Transaction Documents; nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for any such conflict,





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
         breach, violation, default, lien, charge or encumbrance that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or any material adverse effect on the ability of the Company to perform its obligations under the Transaction Documents; and, except for such consents, approvals, authorizations, registrations or qualifications which have been obtained or as may be required under (i) applicable Blue Sky or securities laws in connection with the purchase and resale of the Notes by the Initial Purchasers, (ii) the Trust Indenture Act of 1939 in connection with the Exchange Securities or (iii) the Securities Act and state Blue Sky laws or securities laws in connection with the actions contemplated by the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

                 (n) (a)(i) Coopers & Lybrand L.L.P. are independent accountants with respect to the Company and its subsidiaries, Viasystems Group and its subsidiaries, Circo Craft and its subsidiaries and the net assets sold of Viasystems Technologies of the Interconnection Business of the Microelectronics Group, Interconnection Technologies Unit of Lucent Technologies Inc., (ii) Deloitte & Touche are independent accountants with respect to Circo Craft and its subsidiaries, (iii) KPMG Audit Plc are independent accountants with respect to Forward Group and its subsidiaries and
         (iv) Ernst & Young are independent accountants with respect to Chips and its subsidiaries, each within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder and (b) the financial statements (including the related notes) contained in the Offering Memorandum have been prepared in conformity with U.S. generally accepted accounting principles other than the financial statements of Forward Group and Chips which have been prepared in conformity with U.K. generally accepted accounting principles and the financial statements of Circo Craft which have been prepared in conformity with Canadian generally accepted accounting principles, each consistently applied throughout the periods covered thereby and fairly present in all material respects the financial condition and the results of operations of the entities purported to be covered thereby for the respective periods indicated except as otherwise disclosed therein. The financial information contained in the Offering Memorandum under the headings "Summary--Summary Supplemental Historical Combined and Pro Forma Financial Data," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Results of Operations and Financial Condition" are derived from the accounting records of the entities purported to be covered thereby and fairly present the information





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         purported to be shown thereby.  The pro forma financial information and statistical data contained in the Final Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Final Offering Memorandum and the pro forma adjustments specified therein include all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act to fairly reflect the transactions described in the Final Offering Memorandum, and utilizes assumptions made on a reasonable basis to give effect to the historical and proposed transactions described in the Final Offering Memorandum.

                 (o) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries or affiliates is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries or affiliates, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                 (p) No injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Final Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto.

                 (q) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject except for any such default that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) in violation of any applicable law, ordinance, court decree, governmental rule or regulation to which it or its property or assets may be subject except for any such violation that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 (r) The Company and each of its subsidiaries possess all material licenses, orders, certificates, authorizations, approvals and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies





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         or bodies that are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Final Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit that is generally renewable in the ordinary course or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

                 (s) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder.

                 (t) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (u) The Company and each of its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are in the Company's opinion adequate to protect the Company and its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

                 (v) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses does not conflict in any material respect with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others.

                 (w) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects other





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
         than (i) liens and encumbrances to be granted pursuant to the Senior Credit Facilities and (ii) liens, encumbrances and defects that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or could not reasonably be expected to have a Material Adverse Effect.

                 (x) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is imminent, which could reasonably be expected to have a Material Adverse Effect.

                 (y) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries which could have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; neither the Company nor any of its subsidiaries has incurred or expects to incur material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; no event has occurred and, to the best knowledge of the Company, after reasonable inquiry, there exists no condition or set of circumstances, in connection with which the Company or any of its subsidiaries could be subject, by reason of its affiliation with any member of its Controlled Group (defined as any entity which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m), or (o) of the Code) or the Controlled Group of the Hicks, Muse, Tate & Furst Equity Fund III, L.P., to any liability under ERISA, the Code or any other applicable law which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company or any of its subsidiaries; and each "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

                 (z) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release or threatened release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission or other release of any kind which would not have, singularly or in the aggregate with all such disposal, discharge, emission and other release, a Material Adverse Effect.

                 (aa) The Company and each of its subsidiaries have filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all material taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Company's subsidiaries which has had (nor do the Company or any of the Company's subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have) a Material Adverse Effect.

                 (bb) On the Closing Date, the Company and its subsidiaries, taken as a whole, (after giving effect to the issuance of the Securities, the Amendment, the Chips Merger and each of the other Transactions) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date
         (i) the aggregate fair value (or present fair saleable value) of the assets of the Company and its subsidiaries, taken as a whole, is not less than their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured in the normal course of business and (ii) the Company and its subsidiaries, taken as a whole, do not have an unreasonably small amount of capital with which to conduct their businesses. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                 (cc) There are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Company.

                 (dd) No holder of securities of the Company or any of its subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement, other than as expressly permitted thereby.

                 (ee) The statistical and market-related data included in the Final Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

                 (ff) None of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                 (gg) Neither the Company nor any Affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any Person acting on their behalf) (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering of the Securities.

                 (hh) When the Securities are delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company or any subsidiary of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                 (ii) Neither the Company nor the Company's affiliates has taken, and the Company will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Securities.

                 (jj) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                 (kk) Since the date as of which information is given in the Final Offering Memorandum, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, other than in the ordinary course of business, which would, singly or in the aggregate, have a Material Adverse Effect,
         (iii) neither the Company nor any of its subsidiaries has entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capital stock or long-term debt of the Company, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (ll) The subsidiaries of the Company which constitute "significant subsidiaries," as defined in Rule 1- 02 of Regulation S-X, promulgated pursuant to the Securities Act are set forth on
         Schedule II hereto.


                 2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule 1 hereto at a purchase price equal to 97.0% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

                 (b) The Initial Purchasers have advised the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Final Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act as such rule may be amended from time to time ("Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A. Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Company pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Final Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(d) and (g), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

                 (c) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

                 3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on June 6, 1997 or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

                 (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by CSI on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.


                 4. Further Agreements of the Company. The Company agrees with each of the several Initial Purchasers:

                 (a) to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Final Offering Memorandum untrue or which requires the making of any additions to or changes in the Final Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Final Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary

         Offering Memorandum or the Final Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

                 (b) to furnish to each of the Initial Purchasers, without charge, as many copies of the Final Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

                 (c) prior to making any amendment or supplement to the Final Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not be in any case longer than five business days after receipt of such copy;

                 (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Final Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission so that the Final Offering Memorandum, as so amended or supplemented, will comply with applicable law;

                 (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act;

                 (f) for a period of five years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture;

                 (g) to use its reasonable best efforts to qualify the Securities for sale under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably designate and to continue such qualifications in effect for so long as required for the distribution of the Securities; provided, however, that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction;

                 (h) to use their reasonable best efforts to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through the Depository Trust Company ("DTC");

                 (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

                 (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates as such term is defined in Rule 501(b) of Regulation D not to, and not to authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of
         Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Final Offering Memorandum;

                 (k) for a period of 90 days from the date of the Final Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement (except as required by the Registration Rights Agreement) for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities or the Exchange Securities) without the prior written consent of the Initial Purchasers;

                 (l) in connection with the Offering, until CSI on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, neither the Company nor any of its affiliated purchasers (as defined in Regulation M under the Exchange Act), either alone or with one or more other persons, will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliated purchasers will make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

                 (m) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

                 (n) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

                 (o) to not take any action prior to the Closing Date which would require the Final Offering Memorandum to be amended or supplemented pursuant to Section 4(d);

                 (p) to apply the net proceeds from the sale of the Securities substantially as set forth in the Final Offering Memorandum under the heading "Use of Proceeds".

                 5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company and its officers made in any certificates delivered pursuant hereto, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                 (a) The Final Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                 (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Final Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which is material or omits to state any fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchasers, is material and is necessary to make the statements therein not misleading.

                 (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Final Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Initial Purchasers, and the Company shall have furnished to the Initial

         Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

                 (d) Weil, Gotshal & Manges LLP shall have furnished to the Initial Purchasers their written opinion, as counsel for the Company, addressed to the Initial Purchasers and dated the Closing Date, substantially to the effect set forth in Annex B hereto.

                 (e) Goodman, Phillips & Vineberg, as Canadian counsel to Circo Craft, Weil, Gotshal & Manges LLP as United Kingdom counsel to Forward Group and Chips and counsel to Viasystems Technologies Corp., shall have each furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date, substantially to the effect set forth in Annex C hereto.

                 (f) W. Thomas McGhee shall have furnished to the Initial Purchasers their written opinion, as General Counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, substantially to the effect set forth in Annex D hereto.

                 (g) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (h) With respect to the letters (the "Initial Letters") of Coopers & Lybrand L.L.P., Deloitte & Touche, KPMG Audit Plc and Ernst & Young delivered to the Initial Purchasers concurrently with the execution of this Agreement (which letters shall be in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers), the Company shall have caused each of Coopers & Lybrand L.L.P., Deloitte & Touche, KPMG Audit Plc and Ernst & Young to furnish to the Initial Purchasers a letter (the "Bring-Down Letter") addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants with respect to the entities listed in Section 1(o) hereof within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

                 (i) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of the chief executive officer or president of the Company and the chief financial officer of the Company in their respective capacities as officers of the

         Company and not as an individual stating that (A) such officers have carefully examined the Final Offering Memorandum, (B) in their opinion, the Final Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Final Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Final Offering Memorandum so that the Final Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Final Offering Memorandum, there has been no material adverse change in the financial position or results of operations of the Company or any of its subsidiaries, or any material change, or any development including a prospective material change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Final Offering Memorandum.

                 (j) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

                 (k) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company.

                 (l) The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

                 (m) If any event shall have occurred that requires the Company under Section 4(d) to prepare an amendment or supplement to the Final Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

                 (n) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

                 (o) The Credit Amendment and all documents to be executed in connection therewith shall have been duly executed and delivered by the Company and the requisite lenders and other parties thereto and the Company shall have satisfied, or ensured the satisfaction of, all conditions precedent to the Credit Amendment.

                 (p) At the Closing Date, after giving effect to the consummation of the transactions contemplated by the Transaction Documents, there shall exist no default or event of default under the Indenture or the Senior Credit Facilities.

                 (q) The Chips Merger and each of the other Transactions (excluding the Offering) shall have been consummated and there shall not be any pending or threatened legal or governmental proceedings with respect to the Transactions other than as described in the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

                 (r) Other than as contemplated by the Final Offering Memorandum, since the dates as of which information is given in the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of CSI, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement in the Final Offering Memorandum.

                 (s) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance, sale or resale of the Securities.

                 (t) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization," as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

                 (u) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of CSI, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                 6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(u) shall have occurred and be continuing.

                 7. Defaulting Initial Purchasers. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Securities which such defaulting Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9, 10, 14 and 16 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

                 (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default. If other persons agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the reasonable opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to reasonably promptly prepare any amendment or supplement to the Final Offering Memorandum that effects any such changes.

                 8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

                 9. Indemnification. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company pursuant to
Section 4(e) or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that such sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) a copy of the Final Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Final Offering Memorandum unless, in either case, such failure to deliver the Final Offering Memorandum was a result of non-compliance by the Company with Section 4(b).

                 (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchasers' Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

                 (c)  Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) does not contain an admission of fault or wrongdoing and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 The obligations of the Company and each Initial Purchaser in this Section 9 and in Section 10 are in addition to any other liability that the Company or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

                 10.  Contribution.  If the indemnification provided for in
Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Final Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

                 11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 12. Expenses. The Company agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's and its subsidiaries' counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including reasonable related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses (including the costs and expenses of their counsel).

                 13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company or the Initial Purchasers pursuant to this Agreement shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them.

                 14. Notices, etc.. All statements, requests, notices and agreements hereunder shall be in writing, and:

                 (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Gerry Murray (telecopier no.: (212) 270-0994); or

                 (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company at Viasystems, Inc., 101 S. Hanley Road, Suite 400, St. Louis, Missouri 63105
         Attention: James N. Mills (telecopier no.: (314) 746-2299) and to Lawrence D. Stuart Jr., Hicks, Muse, Tate & Furst Incorporated, 200 Crescent Court, Suite 1600, Dallas, Texas (telecopier no: (214) 740-7355);

provided, however, that any notice to an Initial Purchaser pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by CSI.

                 15. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                 17. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 18. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                 19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  [Remainder of Page Intentionally Left Blank]

                 If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the several Initial Purchasers in accordance with its terms.

                                            Very truly yours,

                                            VIASYSTEMS, INC.


                                            By  /s/
                                                -------------------------------
                                                Name:
                                                Title:


Accepted:

CHASE SECURITIES INC.


By /s/
   ------------------------------
        Authorized Signatory


Address for notices pursuant to Section 9(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department


NATWEST CAPITAL MARKETS LIMITED


By /s/
   ------------------------------
        Authorized Signatory


Address for notices pursuant to Section 9(c):
135 Bishopsgate
London EC2M 3UR
Attention: Legal Department

SCHRODER WERTHEIM & CO. INCORPORATED


By /s/
   ------------------------------
        Authorized Signatory


Address for notices pursuant to Section 9(c):
787 Seventh Avenue
New York, New York 10019
Attention:  Legal Department

                                                                      SCHEDULE 1




                                                          Principal
                                                          Amount
Initial Purchasers                                        of Securities
------------------                                        -------------

Chase Securities Inc.                                     $275,000,000
NatWest Capital Markets Limited                             85,000,000
Schroder Wertheim & Co. Incorporated                        40,000,000
                                                           -----------

    Total                                                 $400,000,000
                                                          ============



                                                                      SCHEDULE 2


Circo Craft Co. Inc.
Exacta Circuits Limited
Interconnection Systems Limited
Viasystems Technologies Corp.

                                                                         ANNEX A


              [Form of Exchange and Registration Rights Agreement]


                                   See Tab 4

                                                                         ANNEX B

  [Please note that with respect to subsidiaries for which Weil Gotshal is able to deliver the opinion, such opinion in Annex C may be included in the Company counsel opinion]

                  [Form of Opinion of Counsel for the Company]

                                                                         ANNEX C

                 [Form of Opinion of Counsel for Subsidiaries]



                 (i) the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect); all of the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; except as otherwise described in the Final Offering Memorandum, all of the issued and outstanding capital stock of the Subsidiary is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                 (ii) to the best knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Subsidiary is a party or of which any property or assets of the Subsidiary are the subject which singularly or in the aggregate, if determined adversely to the Subsidiary, could reasonably be expected to have a Material Adverse Effect and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (iii) (A) the Subsidiary is not in violation of its charter or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject;

                                                                         ANNEX D

                     [Form of Opinion of W. Thomas McGhee]